Exhibit 4


  NUMBER                                                             SHARES
|        |                                                          |       |

                                                            SEE REVERSE FOR
                                                          CERTAIN DEFINITIONS

                                                             CUSIP 805345  10  5


                         Savoy Capital Investments, Inc.
              INCORPORATED UNDER THE LAWS OF THE STATE OF COLORADO AUTHORIZED 100,000,000 COMMON SHARES, $.001 PAR VALUE



This Certifies That


is the registered owner of




   FULLY PAID AND NON-ASSESSABLE COMMON SHARES, $.001 PAR VALUE PER SHARE OF

                        Savoy Capital Investments, Inc.



transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.


In Witness Whereof, the Corporation has caused this Certificate to be signed by the facsimile signature of its duly authorized officer and to be sealed with the facsimile seal of the Corporation.

Dated:



          ((Savoy Capital Investments, Inc. Corporate Seal - Colorado))

                                                /s/ Andrew N. Peterie, Sr.
                                                --------------------------------
                                                    PRESIDENT/SECRETARY

Countersigned:
CORPORATE STOCK TRANSFER, INC.
3200 Cherry Creek South Drive, Suite 430, Denver, CO 80209
By:
   --------------------------------------------
Transfer Agent and Registrar Authorized Officer

((Reverse Side of Stock Certificate))


                         Savoy Capital Investments, Inc.
                         Corporate Stock Transfer, Inc.
                            Transfer Fee: As Required

--------------------------------------------------------------------------------

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common               UNIF GIFT MIN ACT -
                                             Custodian for
                                                           ----------   --------
                                                             (Cust.)     (Minor)

TEN ENT - as tenants by the entireties       under Uniform Gifts to Minors

JT TEN -  as joint tenants with right of
          survivorship and not as tenants    Act of
          in common                                 ----------------------------
                                                              (State)


    Additional abbreviations may also be used though not in the above list.

   For value received                    hereby sell, assign and transfer unto
                     --------------------


                     PLEASE INSERT SOCIAL SECURITY OR OTHER
                         IDENTIFYING NUMBER OF ASSIGNEE


                 ----------------------------------------------


               Please print or type name and address of assignee


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                                                                    Shares
     ---------------------------------------------------------------
    of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint


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Attorney to transfer the said stock on the books of the within-named
Corporation, with full power of substitution in the premises.

Dated                    20
     ------------------    ----------




SIGNATURE GUARANTEED            X
                                 -----------------------------------------------

                                X
                                 -----------------------------------------------

THE SIGNATURES TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan
Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM.